UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001625123
JPMBB Commercial Mortgage Securities Trust 2014-C26
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001567746
Aspire HEI, Inc. (formerly known as Redwood Commercial Mortgage Corporation)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001660492
GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001587045
RAIT Funding, LLC
(Exact name of sponsor as specified in its charter)

New York	333-190246-11	38-3943164 38-3943165 38-3952036 38-7127873
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the June 17, 2025 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on June 20, 2025 of receipt of a curtailment payment on the Marriott Fort Lauderdale Mortgage Loan (Loan Number 22 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on December 29, 2014 pursuant to Rule 424(b)(5)).  This resulted in an additional principal payment to the Class A-S Certificateholders in an amount equal to $1,000,000.00.  This also resulted in the overpayment of interest to the Class C, Class D, Class X-A, Class X-B, Class X-E, Class X-F and Class X-NR Certificateholders totaling $2,427.04.  The additional principal payment was made to the Class A-S Certificateholders on June 25, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  June 25, 2025